                                                                    Exhibit 10.9

                                    GUARANTY

     THIS  GUARANTY,  dated  as of  March 1,  2003  (as  amended,  supplemented, restated or otherwise  modified  from time to time,  this  "Guaranty"),  made by
ATLAS   MANAGEMENT   PARTNERS,   L.L.C.,  a  Utah  limited   liability   company
("Guarantor")  (such  capitalized  term, and all other capitalized terms used in these recitals without  definition,  to have the meanings assigned to such terms in Article I hereof), in favor of GEOFFREY T. WOOLLEY (the "Secured Party").

                              W I T N E S S E T H:

     WHEREAS,  pursuant to the Convertible Note And Security  Agreement dated as of the date hereof (as amended,  supplemented,  restated or  otherwise  modified from time to time, the "Credit Agreement"),  between MACC Private Equities Inc., a Delaware corporation (the "Borrower") and the Secured Party, the Secured Party
has extended a commitment to extend credit to the Borrower  subject to the terms and conditions set forth in the Credit Agreement (the "Commitment"); and

     WHEREAS,  the parties  expect that on March 1, 2004,  Guarantor will become the investment advisor to the Borrower;

     WHEREAS,  as a condition  precedent to the  entering the Credit  Agreement,
Guarantor is required to execute and deliver this Guaranty;

     NOW,  THEREFORE,  for good and  valuable  consideration,  the  receipt  and sufficiency of which is hereby acknowledged,  and in order to induce the Secured
Party to enter into the  Credit  Agreement,  Guarantor  hereby  agrees  with the
Secured Party as follows:

                                   ARTICLE I.

                                  DEFINITIONS

     Section 1.1 Certain Terms.  The following terms when used in this Guaranty, including its preamble and recitals,  shall have the  following  meanings  (such definitions to be equally applicable to the singular and plural forms thereof):

     "Borrower"  has the  meaning  assigned  to that term in the  first  recital hereto.

     "Credit  Agreement"  has the  meaning  assigned  to that  term in the first recital hereto.

     "Guaranteed  Obligations"  has the meaning assigned to that term in Section
2.1.

     "Guarantor" has the meaning assigned to that term in the preamble hereto.

     "Guaranty" has the meaning assigned to that term in the preamble hereto.

     "Secured  Party"  has the  meaning  assigned  to that term in the  preamble hereto.

     Section 1.2 Credit Agreement  Definitions.  Unless otherwise defined herein or the context otherwise  requires,  terms used in this Guaranty,  including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                   ARTICLE II.
                                    GUARANTY

     Section 2.1 Guaranty.  Guarantor  hereby  unconditionally  and  irrevocably guarantees the full and prompt payment when due, whether at stated maturity,  by acceleration  or otherwise  (including,  without  limitation,  all amounts which would have become due but for the operation of the automatic  stay under Section
362(a) of the Federal  Bankruptcy  Code,  11 U.S.C.  362(a)),  of the  following
(collectively, the "Guaranteed Obligations"),

          (a) all  obligations  of the  Borrower  to the  Secured  Party  now or
     hereafter  existing  under the Credit  Agreement,  whether  for  principal, interest, fees, expenses or otherwise; and

          (b) any and all costs and  expenses  (including,  without  limitation, reasonable  fees and  expenses  of legal  counsel)  incurred by the Secured
     Party in enforcing any of its rights under this Guaranty.

     This Guaranty  constitutes a guaranty of payment when due and not merely of collection,  and Guarantor specifically agrees that it shall not be necessary or required that the Secured Party  exercise any right,  assert any claim or demand or enforce any remedy  whatsoever  against the Borrower or any Collateral before or as a condition to the obligations of Guarantor hereunder.

     Section 2.2 Guaranty  Absolute.  This Guaranty is a  continuing,  absolute, unconditional  and  irrevocable  guarantee  of payment and shall  remain in full force and effect until all the  Guaranteed  Obligations  have been  indefeasibly paid in full in cash and the Commitment shall have permanently  terminated.  The liability of Guarantor  under this Guaranty shall be absolute and  unconditional irrespective of:

          (a) any lack of  validity,  legality or  enforceability  of the Credit
     Agreement or any other agreement or instrument relating to any thereof;

          (b) any change in the time,  manner or place of payment  of, or in any other term of, all or any of the Guaranteed Obligations, or any compromise, renewal,  extension,  acceleration or release with respect thereto,  or any other  amendment or waiver of or any consent to  departure  from the Credit
     Agreement,  including,  without limitation,  any increase in the Guaranteed
     Obligations  resulting  from the  extension  of  additional  credit  to the
     Borrower or otherwise;

          (c)  any  taking,   addition,   exchange,   release,   impairment   or
     non-perfection  of any collateral,  or any taking,  release or amendment or waiver of or consent to departure from any other  guaranty,  for all or any of the Guaranteed Obligations;

          (d) the failure of the Secured Party

               (i) to assert  any claim or  demand  or to  enforce  any right or remedy  against the  Borrower,  any other Person  (including,  without limitation,  any other  guarantor)  under the provisions of the Credit
          Agreement or otherwise, or

               (ii) to exercise any right or remedy against any other  guarantor of, or collateral securing, any of the Guaranteed Obligations;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement;

          (f) any defense, claim, set-off, counterclaim or other right which may at any time be  available  to or be asserted by the  Borrower or  Guarantor against the Secured Party or any other person,  whether in connection  with this Guaranty,  the transactions  contemplated in the Credit Agreement,  or any unrelated transaction;

          (g)  any  reduction,  limitation,  impairment  or  termination  of the
     Guaranteed Obligations for any reason, including,  without limitation,  any claim of waiver, release,  surrender,  alteration or compromise,  and shall not be subject to (and  Guarantor  hereby  waives any right to or claim of)
     any defense or setoff,  counterclaim,  recoupment or termination whatsoever by  reason of the  invalidity,  illegality,  nongenuineness,  irregularity, compromise  or  unenforceability  of,  or any  other  event  or  occurrence affecting, the Guaranteed Obligations or otherwise;

          (h) any manner of application of collateral,  or proceeds thereof,  to all or any of the  Guaranteed  Obligations,  or any manner of sale or other disposition of any collateral for all or any of the Guaranteed  Obligations or any other assets of the Borrower or any of their subsidiaries;

          (i)  any  change,   restructuring  or  termination  of  the  corporate
     structure or existence of the Borrower; or

          (j) any other  circumstance that might otherwise  constitute a defense available  to,  or a legal or  equitable  discharge  of,  the  Borrower  or
     Guarantor.

     Section 2.3  Reinstatement,  etc. Guarantor agrees that this Guaranty shall continue to be  effective or be  reinstated,  as the case may be, if at any time any  payment  (in  whole  or in part) of any of the  Guaranteed  Obligations  is rescinded or must  otherwise  be returned or restored by the Secured  Party upon the insolvency, bankruptcy or reorganization of the Borrower, all as though such payment had not been made.

     Section 2.4 Waiver. Guarantor hereby waives promptness,  diligence,  notice of  acceptance  and any  other  notice  with  respect  to any of the  Guaranteed
Obligations  and  this  Guaranty  and any  requirement  that the  Secured  Party protect,  secure,  perfect or insure any lien or any property subject thereto or exhaust any right or take any action  against the Borrower,  or any other Person
(including,  without limitation, any other guarantor) or any collateral securing the Guaranteed Obligations.

     Section 2.5 Successors,  Transferees and Assigns;  Transfers of Notes, etc.
This Guaranty shall:

          (a) be binding upon  Guarantor  and its  successors,  transferees  and assigns; and

          (b) inure to the benefit of and be enforceable by the Secured Party.

No  Guarantor  may  transfer  or  assign  all or any  portion  of its  rights or obligations under this Guaranty without the prior written consent of the Secured
Party.

                                  ARTICLE III.
                          REPRESENTATIONS AND COVENANTS

     Section 3.1 Representations and Warranties. Guarantor hereby represents and warrants to the Secured Party as follows:

          (a) Guarantor is a limited liability company, duly organized,  validly existing  and  in  good  standing  under  the  laws  of  the  state  of its organization.

          (b) The  execution,  delivery  and  performance  by  Guarantor of this
     Guaranty (i) are within such Guarantor's  limited liability company powers,
     (ii) have been duly  authorized by all necessary  action,  and (iii) do not and  will not (A)  require  any  consent  or  approval  of the  members  of
     Guarantor,  (B) violate any  provision of the  organizational  documents of such Guarantor or of law, (C) violate any legal  restriction  binding on or affecting  such  Guarantor,  (D)  result in a breach  of, or  constitute  a default  under,  any  indenture  or loan or credit  agreement  or any other agreement,  lease or  instrument  to which such  Guarantor is a party or by which it or its  properties  may be bound or affected,  or (E) result in or require  the  creation  of any  lien  upon  or with  respect  to any of its properties.  This  Guaranty has been duly  executed  and  delivered by such
     Guarantor.

     Section 3.2 This  Guaranty is the legal,  valid and binding  obligation  of
Guarantor  enforceable  against  such  Guarantor in  accordance  with its terms, except  as  such  enforceability  may  be  limited  by  bankruptcy,  insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors'
rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                   ARTICLE IV.
                                  MISCELLANEOUS

     Section 4.1 Binding on Successors,  Transferees and Assigns.  This Guaranty
shall be binding upon Guarantor and its  successors,  permitted  transferees and permitted  assigns and shall inure to the benefit of and be  enforceable  by the
Secured Party and its successors, transferees and assigns.

     Section 4.2  Amendments,  Etc. No amendment  or waiver of any  provision of this Guaranty nor consent to any departure by Guarantor  therefrom  shall in any event be effective unless the same shall be in writing and signed by the Secured
Party and, in the case of any such

amendment, Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 4.3  Addresses  for Notices.  All notices and other  communications provided for hereunder shall be in writing  (including  telegraphic,  facsimile, telex or cable  communication)  and mailed,  telegraphed,  telecopied,  telexed, cabled or delivered, if to Guarantor, at the following addresses:

                    Atlas Management Partners, L.L.C.
                    One South Main Street
                    Suite 1660
                    Salt Lake City UT 84133

and if to the Secured Party, at its addresses specified in the Credit Agreement;
or, as to each party, at such other address as shall be designated by such party in a written  notice to the other parties.  All such notices and  communications shall be deemed received,  (a) if personally  delivered,  upon delivery,  (b) if sent by first class mail, on the third  Business Day following  deposit into the mails and (c) if sent by telecopier,  upon  acknowledgment of receipt thereof by the recipient.

     Section  4.4 No Waiver;  Remedies.  No  failure on the part of the  Secured
Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver  thereof;  nor shall any  single or  partial  exercise  of any right hereunder  preclude any other or further exercise thereof or the exercise of any other  right.  The Secured  Party shall have all  remedies  available  at law or equity,  including,  without limitation,  the remedy of specific performance for any breach of any provision hereof.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or equity.

     Section 4.5 Severability. Any provision of this Guaranty that is prohibited or  unenforceable  in  any  jurisdiction  shall,  as to  such  jurisdiction,  be ineffective  to the  extent  of such  prohibition  or  unenforceability  without invalidating the remaining provisions of this Guaranty or affecting the validity or enforceability of such provisions in any other jurisdiction.

     Section  4.6  Counterparts.  This  Guaranty  may be executed by the parties hereto in several counterparts,  each of which shall be deemed to be an original and all of which shall constitute but one and the same agreement.

     Section  4.7  Governing  Law.  This  Guaranty  shall be  governed  by,  and construed in accordance with, the laws of the State of Delaware.

                           [Signature page to follow.]

     IN WITNESS WHEREOF,  Guarantor has caused this Guaranty to be duly executed and  delivered by its officer  thereunto  duly  authorized  as of the date first above written.

                                       ATLAS MANAGEMENT PARTNERS, L.L.C.

                                       By:   /s/ Kent I. Madsen
                                          --------------------------------------
                                             Kent I. Madsen, Manager

Acknowledged and Accepted:

GEOFFREY T. WOOLLEY

  /s/ Geoffrey T. Woolley
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